UNITED STATES
SECURITIES EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

Date of Report (Date of earliest event reported):    August 18, 2015

ERF WIRELESS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-27467	76-0196431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

     2911 South Shore Blvd., Suite 100, League City, Texas 77573
(Address of principal executive offices )         (Zip Code)

          (281) 538-2101
Registrant's telephone number, including area code

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
The registrant, ERF Wireless, Inc. is referred to herein as "we", "our" or "us".

On August 18, 2015, we received and accepted the resignation of R. Greg Smith as Director, Executive Vice President, and Interim Chief Financial Officer in order to enable Mr. Smith to accept a consulting position with an independent restructuring team providing financial and restructuring advisory services to ERF Wireless and its subsidiaries. Smith has served in various executive officer positions with ERF Wireless including initial Chief Executive Officer and Chief Financial Officer, Executive Vice President over Mergers, Acquisitions, and Strategic Planning since August 1, 2004,

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 20, 2015	By:	/s/ H. Dean Cubley
Dr. H. Dean Cubley
Chief Executive Officer